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                                   EXHIBIT 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Lafarge Corporation Employee Stock Purchase Plan's previously filed Registration Statement on Form S-8, File No. 33-20865.



Washington, D.C.,                                            ARTHUR ANDERSEN LLP
August 27, 1998

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